UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2012

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

____________________
(408) 530-5000
(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into A Material Definitive Agreement.

On December 9, 2012, MIPS Technologies, Inc., a Delaware corporation (“MIPS” or the “Company”), entered into Amendment No. 1 (the “Amendment”)  to the Agreement and Plan of Merger (the “Merger Agreement”) dated November 5, 2012, by and among the Company, Imagination Technologies Group plc, a public limited company incorporated under the laws of England and Wales (“Imagination Technologies”), and Imagination Acquisition Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of Imagination Technologies. Pursuant to the Amendment, (i) the Aggregate Merger Consideration (as defined in the Merger Agreement) was increased from $60,000,000 to $80,000,000, (ii) the Company updated its capitalization representation and (iii) the conditions to closing requiring the approval of the Committee on Foreign Investment in the United States and the delivery of a certificate that MIPS is not a real property holding corporation were removed.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was previously filed by the Company as Exhibit 2.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 8, 2012, remains in full force and effect as originally executed on  November 5, 2012. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01.                      Other Events.

On December 9, 2012, in connection with the execution of the Amendment, Sandeep Vij, Chief Executive Officer of MIPS, sent a letter to MIPS’ employees notifying them of the Amendment. The letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where You Can Find It

This communication may be deemed to be solicitation material in respect of  the proposed transaction between MIPS and Imagination Technologies.  In connection with the proposed transaction, MIPS intends to file a definitive proxy statement and other relevant materials with the SEC. The proxy statement and other relevant materials, and any other documents to be filed by MIPS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from MIPS’ website at www.mips.com or by contacting MIPS Investor Relations at: ir@mips.com. Investors and security holders of MIPS are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction between MIPS and Imagination Technologies because they will contain important information about the transaction and the parties to the transaction.

MIPS and its executive officers, directors and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from MIPS’ stockholders in favor of the proposed transaction. A list of the names of MIPS’ executive officers and directors and a description of their respective interests in MIPS are set forth in the proxy statement for MIPS’ 2011 Annual Meeting of Stockholders, MIPS’ 2012 Annual Report on Form 10-K and Amendment No. 1 thereto, in any documents subsequently filed by its directors and executive officers under the Securities Exchange Act of 1934, as amended, and the proxy statement and other relevant materials filed with the SEC in connection with the transactions when they become available. Certain executive officers and directors of MIPS have interests in the proposed transaction  that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction  will be described in the proxy statement relating to such transaction when it becomes available.

Item 9.01.                      Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report on Form 8-K:

2.1           Amendment No. 1 to Agreement and Plan of Merger, dated December 9, 2012, by and among MIPS Technologies, Inc., Imagination Technologies Group plc and Imagination Acquisition Sub, Inc.*

99.1           Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., to MIPS’ employees, dated  December 9, 2012.
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* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2012	MIPS TECHNOLOGIES, INC.

	By:	/s/ William Slater
William Slater
Chief Financial Officer and Treasurer

EXHIBITS

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 9, 2012, by and among MIPS Technologies, Inc., Imagination Technologies Group plc and Imagination Acquisition Sub, Inc.
99.1	Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., to MIPS’ employees, dated December 9, 2012.